Dreyfus
Pennsylvania
Intermediate
Municipal Bond Fund

SEMIANNUAL REPORT
May 31, 1999

The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

  * Not FDIC-Insured
  * Not Bank-Guaranteed
  * May Lose Value


Year 2000 Issues (Unaudited)

The fund could be adversely affected if the computer systems used by The Dreyfus Corporation and the fund's other service providers do not properly process and calculate date-related information from and after January 1, 2000. The Dreyfus Corporation is working to avoid Year 2000-related problems in its systems and to obtain assurances from other service providers that they are taking similar steps. In addition, issuers of securities in which the fund invests may be adversely affected by Year 2000-related problems. This could have an impact on the value of the fund's investments and its share price.

                                    Contents

                                    THE FUND
--------------------------------------------

                              2     Letter from the President

                              3     Discussion of Fund Performance

                              6     Statement of Investments

                             11     Statement of Assets and Liabilities

                             12     Statement of Operations

                             13     Statement of Changes in Net Assets

                             14     Financial Highlights

                             15     Notes to Financial Statements

                                    FOR MORE INFORMATION
--------------------------------------------------------

                                    Back Cover

                                                Dreyfus Pennsylvania    The Fund
                                    Intermediate Municipal Bond Fund


LETTER FROM THE PRESIDENT
-------------------------
Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Pennsylvania Intermediate Municipal Bond Fund, covering the six-month period from December 1, 1998 through May 31, 1999. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Douglas Gaylor.

Lower short-term interest rates adopted by the Federal Reserve Board and other central banks in the fall of 1998 appear to have helped many U.S. businesses withstand the effects of economic weakness in Japan, Asia and Latin America. At the same time, the U.S. economy entered its eighth year of expansion in an environment characterized by low inflation and high levels of consumer spending.

Tax-exempt fixed-income securities provided good results in this economic climate, especially relative to taxable U.S. Treasury securities. While prices of U.S. Treasury securities declined significantly through most of the reporting period, a lack of new issuance relative to robust investor demand supported most municipal bond prices.

We appreciate your confidence over the past six months, and we look forward to your continued participation in Dreyfus Pennsylvania Intermediate Municipal Bond Fund.

Sincerely,

/s/ Stephen E. Canter

Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
June 14, 1999

DISCUSSION OF FUND PERFORMANCE
------------------------------
Douglas Gaylor, Portfolio Manager

How did Dreyfus Pennsylvania Intermediate
Municipal Bond Fund perform during the period?

The fund produced a 0.42% total return over the six-month period ended May 31, 1999,1 compared to a 0.41% total return for the average of the Lipper Pennsylvania Municipal Debt Funds category.2

We attribute the fund's performance to its active management style, which enables the fund to constantly sell bonds that have achieved our investment objectives, while purchasing issues which are out of favor and undervalued. In the current market environment, the fund has been selling modestly discounted bonds while purchasing deeply discounted bonds. This strategy seeks to increase the fund's total return performance.

What is the fund's investment approach?

Our goal is to seek a high level of federally and Pennsylvania tax-exempt income from a diversified portfolio of intermediate-term municipal bonds. To achieve this objective, we prefer to downplay interest rate trends and market forecasts in favor of rigorous analysis of each individual bond's structure. Within the context of our bond structure analyses, we strive to maximize both income and total return, which is the combination of income and price changes.

First, we try to allocate between one-quarter and one-half of the total portfolio to Pennsylvania bonds that we believe will offer attractive total returns. We typically look for bonds that are selling at a discount to face value because they may be temporarily out-of-favor among investors. Our expectation is that these bonds' prices will rise as they return to favor over time. This may be especially true for bonds that do not currently meet institutions' "de minimus" requirements, but that we expect to do so in the future.


                                                                     The Fund  3

Second, for the remainder of the portfolio, we look for bonds that we expect to provide consistently high yields. We often find such opportunities in premium bonds in the one- to 15-year maturity range, for example. We not only look for bonds with high yields, but we try to ensure that we select bonds that are most likely to obtain attractive prices if and when we decide to sell them into the secondary market.

What other factors influenced the fund's performance?

When the Asian currency and credit crisis threatened Latin America just before the six-month reporting period began, investors flocked to U.S. Treasury securities. As a result, yields on taxable Treasuries fell briefly to levels that were roughly equivalent to yields on comparable tax-exempt bonds.

However, the Federal Reserve Board and other central banks moved quickly to stimulate global economic growth by reducing key short-term interest rates. Because lower short-term interest rates had the potential to reignite inflationary pressures, yields on intermediate-term bonds rose throughout the first half of 1999. However, the extent of that rise was much greater for taxable U.S. Treasury securities than for tax-free municipal bonds.

Because of strong economic conditions throughout the country, Pennsylvania and its municipalities have had less need to borrow. Yet, demand from investors seeking to minimize their income tax liabilities has remained high. This balance between supply and demand generally has helped municipal bond prices decline less than prices of comparable U.S. Treasury bonds, as measured by major market indices and benchmarks.

What is the fund's current strategy?

We have continued to search for bonds with attractive structures in Pennsylvania's municipal bond market. We have found such values, in our opinion, in bonds that are selling at a discount to their face values and that cannot be redeemed by their issuers anytime soon. In addition, we have continued to focus on high-quality issuers. Because the differences in yields between the highest-quality bonds and lower-quality bonds are narrow by historical standards, we see little reason to assume the added credit risk lower-rated bonds entail.

June 14, 1999

1 Total return includes reinvestment of dividends and any capital gains paid.
  Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes for non-Pennsylvania residents, and some income may be subject to the Federal Alternative Minimum Tax (AMT) for certain shareholders. Capital gains, if any, are fully taxable.

2  Source: Lipper Analytical Services, Inc.

                                                                     The Fund  5

STATEMENT OF INVESTMENTS

May 31, 1999 (Unaudited)

--------------------------------------------------------------------------------------------
                                                                  Principal
Long-Term Municipal Investments--97.6%                            Amount ($)       Value ($)
--------------------------------------------------------------------------------------------
Pennsylvania--88.5%

Allegheny County Hospital Development Authority, Revenue:
  (Magee Women's Hospital):
    5.875%, 10/1/2002 (Insured; FGIC)                               500,000         528,300
    6%, 10/1/2005 (Insured; FGIC)                                 1,525,000       1,626,565
  (UPMC Health Systems)
    4.625%, 12/15/2015 (Insured; AMBAC)                           1,000,000         937,740

Bangor Area School District:
  4.50%, 3/15/2015 (Insured; FSA)                                 1,400,000       1,311,702
  4.50%, 3/15/2016 (Insured; FSA)                                 1,150,000       1,068,396

Berks County Municipal Authority, Health, Hospital and Nursing
  Home Revenue (Phoebe-Devitt Homes Project)
  5.50%, 5/15/2011                                                  965,000         960,715

Butler Area Sewer Authority, Sewer Revenue:
  Zero Coupon, 1/1/2010 (Insured; FGIC)                             600,000         358,944
  Zero Coupon, 7/1/2010 (Insured; FGIC)                             600,000         350,340

Cambria County 5.875%, 8/15/2008 (Insured; FGIC)                    850,000         925,488

Cambria Township Water Authority, Industrial User Revenue
  6%, 12/1/2002 (LOC; Banque Paribas)                             1,250,000       1,272,612

Clinton County Industrial Development Authority, PCR
  (International Paper Co. Project) 5.375%, 5/1/2004                500,000         520,570

Coatsville School District 4.50%, 10/1/2016 (Insured; FSA)        1,000,000         928,690

Dauphin County General Authority, Revenue:
  6.25%, 6/1/2001                                                   650,000         673,374
  6%, 12/1/2006 (LOC; The Sakura Bank Ltd.)                         785,000         843,561

Delaware County Industrial Development Authority, Revenue
  (Martins Run Project) 5.60%, 12/15/2002                           750,000         757,425

Erie School District
  Zero Coupon, 9/1/2009 (Insured; FSA)                            1,110,000         683,027

Franklin County Industrial Development Authority, HR
  (The Chambersburg Hospital) 5.25%, 7/1/2014
  (Insured; AMBAC)                                                1,075,000       1,079,182

Harrisburgh Authority, Office and Parking Revenue
  5.75%, 5/1/2008                                                 1,200,000       1,199,520

Harrisburg Redevelopment Authority
  Zero Coupon, 11/1/2016 (Insured; FSA)                           2,000,000         809,320

Jefferson County Hospital Authority, HR
  (Brookville Hospital) 7%, 8/1/2002 (Insured; FHA)                 765,000         769,491

Lancaster Area Sewer Authority, Sewer Revenue
  4.50%, 4/1/2018                                                 3,000,000       2,727,630

Langhorne Manor Borough Higher Education and Health Authority,
  Health Hospital and Nursing Home Revenue (Woods
  Services Inc.) 4.875%, 11/15/2015 (Insured; AMBAC)              2,310,000       2,218,940

--------------------------------------------------------------------------------------------
                                                                  Principal
Long-Term Municipal Investments (continued)                       Amount ($)       Value ($)
--------------------------------------------------------------------------------------------
Pennsylvania (continued)

Lebanon County Good Samaritan Hospital Authority, Revenue
  (Good Samaritan Hospital Project):
    5.85%, 11/15/2007                                               845,000         890,233
    6%, 11/15/2009                                                1,500,000       1,583,475

McKeesport Area School District
  Zero Coupon, 10/1/2009 (Insured; FGIC)                          1,070,000         661,474

Montgomery County Higher Education and Health Authority, HR
  (Montgomery Hospital Medical Center) 6.60%, 7/1/2010            1,000,000       1,063,470

Montgomery County Industrial Development Authority, Revenue
  (Friends Central School Project) 4.75%, 3/1/2016
  (Insured; AGIC)                                                   960,000         898,214

Norristown:
  Zero Coupon 12/15/2011 (Insured; AGIC)                          1,465,000         763,690
  Zero Coupon 12/15/2013 (Insured; AGIC)                            735,000         340,011

Pennsylvania, COP 5.40%, 7/1/2008 (Insured; AMBAC)                1,000,000       1,036,290

Pennsylvania Convention Center Authority, Revenue
  6.25%, 9/1/2004                                                   750,000         791,962

Pennsylvania Economic Development Financing Authority, RRR
  (Northampton Generating Project) 6.40%, 1/1/2009                  500,000         526,120

Pennsylvania Finance Authority, Revenue
  (Municipal Capital Improvements Program)
  6.60%, 11/1/2009                                                5,280,000       5,789,045

Pennsylvania Higher Educational Facilities Authority,
  Health Services Revenue:
    (Allegheny Delaware Valley)
      5.60%, 11/15/2010 (Insured; MBIA)                           1,250,000       1,262,825
    (University of Pennsylvania Health Services)
      5.35%, 1/1/2008                                             2,220,000       2,268,174

Pennsylvania Housing Finance Agency, Single Family Mortgage:
  5.95%, 10/1/2003                                                  365,000         379,611
  6.20%, 4/1/2005                                                   410,000         426,441
  6.20%, 10/1/2005                                                  420,000         438,056
  5.75%, 4/1/2006                                                   400,000         418,232
  6.10%, 4/1/2006                                                   455,000         474,165
  5.75%, 10/1/2006                                                  415,000         435,069
  6.10%, 10/1/2006                                                  465,000         485,762

Pennsylvania Industrial Development Authority, EDR
  7%, 1/1/2006 (Insured; AMBAC)                                   1,795,000       2,051,164

Pennsylvania Infrastructure Investment Authority, Revenue
  (Pennvest Loan Pool Program) 6%, 9/1/2005
  (Insured; MBIA)                                                 2,155,000       2,359,553

                                                                     The Fund  7

--------------------------------------------------------------------------------------------
                                                                  Principal
Long-Term Municipal Investments (continued)                       Amount ($)       Value ($)
--------------------------------------------------------------------------------------------
Pennsylvania (continued)

Philadelphia:
  5.70%, 11/15/2006 (Insured; FGIC)                                 370,000         399,826
  5.70%, 11/15/2006 (Insured; FGIC)
    (Prerefunded 11/15/2004)a                                       630,000         689,466
  Airport Revenue (Philadelphia Airport System)
    5.75%, 6/15/2008 (Insured; AMBAC)                             1,000,000       1,069,310
  Water and Wastewater Revenue:
    5.50%, 6/15/2003 (Insured; FGIC)                              1,000,000       1,053,030
    5.75%, 6/15/2013 (Insured; MBIA)                              1,500,000       1,598,010

Philadelphia Hospitals and Higher Education Facilities Authority,
  Revenue:
    (Children's Seashore House) 7%, 8/15/2003                       650,000         702,878
    (Community College) 5.90%, 5/1/2007 (Insured; MBIA)             445,000         487,141
    (Temple University Hospital) 6.50%, 11/15/2008                1,000,000       1,080,030

Philadelphia Municipal Authority, LR:
  6%, 7/15/2003                                                     500,000         515,410
  5.40%, 11/15/2006 (Insured; FGIC)                                 500,000         526,505

Philadelphia School District
  5.75%, 7/1/2007 (Insured; MBIA)                                   600,000         649,434

Scranton-Lackawanna Health and Welfare Authority, Revenue
  (University of Scranton Project) 5.80%, 3/1/2000                  500,000         508,315

Southeast Pennsylvania Transportation Authority,
  Special Revenue:
    6.50%, 3/1/2004 (Insured; FGIC)                               1,415,000       1,561,311
    6.50%, 3/1/2004 (Insured; FGIC) (Escrowed to Maturity)           85,000          93,789
    5.875%, 3/1/2009 (Insured; FGIC)                                705,000         770,156
    5.875%, 3/1/2009 (Insured; FGIC) (Prerefunded 3/1/2005)a         45,000          49,159

Upper Allegheny Joint Sanitary Authority, Sewer Revenue
  5.70%, 9/1/2005 (Insured; FGIC, Prerefunded 9/1/2002)a          1,095,000       1,156,583

Westmoreland County:
  Zero Coupon, 12/1/2006 (Insured; FGIC)                          2,000,000       1,427,720
  Zero Coupon, 12/1/2008 (Insured; FGIC)                          1,790,000       1,145,511

Wilkinsburg Joint Water Authority, Water Revenue
  6.15%, 8/15/2006 (Insured; AMBAC,
  Prerefunded 8/15/2002)a                                           600,000         641,394

York County Hospital Authority, Revenue
  (Lutheran Social Services Health Center) 6.25%, 4/1/2011        1,000,000       1,062,080

Yough School District
  Zero Coupon, 10/1/2007 (Insured; FGIC)                          1,000,000         684,290

--------------------------------------------------------------------------------------------
                                                                  Principal
Long-Term Municipal Investments (continued)                       Amount ($)       Value ($)
--------------------------------------------------------------------------------------------
U.S. Related--9.1%

Puerto Rico Commonwealth Highway and Transportation
  Authority, Highway Revenue:
    5.40%, 7/1/2006                                               2,000,000       2,107,440
    5.40%, 7/1/2006 (Insured; FSA)                                4,000,000       4,214,600

Puerto Rico Electric Power Authority, Power Revenue:
  5.90%, 7/1/2002                                                   250,000         263,845
  6%, 7/1/2006                                                      225,000         244,481

Total Long-Term Municipal Investments
  (cost $70,473,595)                                                             72,596,282
--------------------------------------------------------------------------------------------

Short-Term Municipal Investments--.7%

Pennsylvania;

Philadelphia Authority for Industrial Development, Revenues, VRDN
  (Fox Chase Cancer Center Project) 3.40%b
  (cost $500,000)                                                   500,000         500,000
--------------------------------------------------------------------------------------------
Total Investments (cost $70,973,595)                                  98.3%      73,096,282

Cash and Receivables (Net)                                             1.7%       1,194,520

Net Assets                                                           100.0%      74,290,802

                                                                     The Fund  9

---------------------------------------------------------------------------------------------
Summary of Abbreviations

AGIC          Asset Guaranty Insurance               LOC          Letter of Credit
                Company                              LR           Lease Revenue
AMBAC         American Municipal Bond                MBIA         Municipal Bond Investors
                Assurance Corporation                               Assurance Insurance
COP           Certificate of Participation                          Corporation
EDR           Economic Development Revenue           PCR          Pollution Control Revenue
FGIC          Financial Guaranty Insurance Company   RRR          Resources Recovery Revenue
FHA           Federal Housing Administration                        Revenue
FSA           Financial Security Assurance           VRDN         Variable Rate Demand Notes
HR            Hospital Revenue



-------------------------------------------------------------------------------
Summary of Combined Ratings

Fitch             or      Moody's   or    Standard & Poor's        Value (%)
-------------------------------------------------------------------------------
AAA                       Aaa             AAA                           57.3
AA                        Aa              AA                            10.0
A                         A               A                             17.0
BBB                       Baa             BBB                            9.5
F1                        MIG1            SP1                             .7
Not Ratedc                Not Ratedc      Not Ratedc                     5.5
                                                                       100.0

a Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
b Securities payable on demand. Variable interest rate--subject to periodic change.
c Securities which, while not rated by Fitch, Moody's and Standard & Poor's have been determined by the Manager to be of comparable quality to those rated securities in which the fund may invest.

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
May 31, 1999 (Unaudited)

-----------------------------------------------------------------------------------------------
                                                                     Cost           Value
-----------------------------------------------------------------------------------------------
Assets ($):
Investments in securities--See Statement of Investments              70,973,595     73,096,282
Cash                                                                                    67,799
Interest receivable                                                                    911,776
Receivable for investment securities sold                                              331,025
Prepaid expenses                                                                        14,842
                                                                                    74,421,724
-----------------------------------------------------------------------------------------------
Liabilities ($):
Due to The Dreyfus Corporation and affiliates                                           29,050
Payable for shares of Common Stock redeemed                                             70,612
Accrued expenses                                                                        31,260
                                                                                       130,922
-----------------------------------------------------------------------------------------------
Net Assets ($)                                                                      74,290,802
-----------------------------------------------------------------------------------------------
Composition of Net Assets ($):
Paid-in capital                                                                     71,885,276
Accumulated undistributed investment income--net                                        26,658
Accumulated net realized gain (loss) on investments                                    256,181
Accumulated net unrealized appreciation (depreciation)
  on investments--Note 4                                                             2,122,687
-----------------------------------------------------------------------------------------------
Net Assets ($)                                                                      74,290,802
-----------------------------------------------------------------------------------------------
Shares Outstanding
(unlimited number of $.001 par value shares of
  Beneficial Interest authorized)                                                    5,537,104
Net Asset Value, offering and redemption price per share--Note 3(d) ($)                  13.42


See notes to financial statements.

                                                                    The Fund  11

STATEMENT OF OPERATIONS
Six Months Ended May 31, 1999 (Unaudited)

--------------------------------------------------------------------------------
Investment Income ($):
--------------------------------------------------------------------------------
Interest Income                                                       1,906,540
Expenses:
Management fee--Note 3(a)                                               224,150
Shareholder servicing costs--Note 3(b)                                   58,259
Professional fees                                                        24,959
Trustee's fees and expenses-Note 3(c)                                    10,840
Prospectus and shareholders' reports                                      6,825
Registration fees                                                         6,314
Custodian fees                                                            4,293
Loan commitment fees--Note 2                                                171
Miscellaneous                                                             6,359
Total Expenses                                                          342,170
Less--reduction in management fee due to
  undertaking--Note 3(a)                                                (43,132)
Net Expenses                                                            299,038
Investment Income--Net                                                1,607,502
--------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss) on Investments--Note 4 ($):
Net realized gain (loss) on investments                                 191,021
Net unrealized appreciation (depreciation) on investments            (1,449,715)
Net Realized and Unrealized Gain (Loss) on Investments               (1,258,694)
Net Increase in Net Assets Resulting from Operations                    348,808


See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

---------------------------------------------------------------------------------------------
                                                      Six Months Ended
                                                          May 31, 1999            Year Ended
                                                            (Unaudited)    November 30, 1998
---------------------------------------------------------------------------------------------
Operations ($):
Investment income--net                                       1,607,502             3,005,592
Net realized gain (loss) on investments                        191,021               555,173
Net unrealized appreciation (depreciation)
  on investments                                            (1,449,715)              952,486
Net Increase (Decrease) in Net Assets
  Resulting from Operations                                    348,808             4,513,251
---------------------------------------------------------------------------------------------
Dividends to Shareholders from ($):
Investment income--net                                      (1,580,844)           (3,021,270)
Net realized gain on investments                              (491,297)              (25,600)
Total Dividends                                             (2,072,141)           (3,046,870)
---------------------------------------------------------------------------------------------
Beneficial Interest Transactions ($):
Net proceeds from shares sold                                7,885,840            15,327,694
Dividends reinvested                                         1,569,508             2,286,397
Cost of shares redeemed                                     (7,403,867)          (10,045,563)
Increase (Decrease) in Net Assets from
  Beneficial Interest Transactions                           2,051,481             7,568,528
Total Increase (Decrease) in Net Assets                        328,148             9,034,909
---------------------------------------------------------------------------------------------
Net Assets ($):
Beginning of Period                                         73,962,654            64,927,745
End of Period                                               74,290,802            73,962,654
Undistributed investment income--net                            26,658                     -
---------------------------------------------------------------------------------------------
Capital Share Transactions (Shares):
Shares sold                                                    580,198             1,126,829
Shares issued for dividends reinvested                         115,427               167,990
Shares redeemed                                               (545,482)             (739,218)
Net Increase (Decrease) in Shares Outstanding                  150,143               555,601


See notes to financial statements.

                                                                    The Fund  13

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

-----------------------------------------------------------------------------------------
                          Six Months Ended              Year Ended November 30,
                              May 31, 1999    -------------------------------------------
                                (Unaudited)    1998     1997      1996     1995     1994a
-----------------------------------------------------------------------------------------
Per Share Data ($):
Net asset value,
  beginning of period                13.73    13.44    13.18     13.12    11.84    12.50
Investment Operations:
Investment income--net                 .29      .60      .60       .59      .63      .61
Net realized and unrealized
  gain (loss) on investments          (.22)     .30      .26       .06     1.28     (.66)
Total from Investment Operations       .07      .90      .86       .65     1.91     (.05)
Distributions:
Dividends from investment
  income--net                         (.29)    (.60)    (.60)     (.59)    (.63)    (.61)
Dividends from net realized
  gain on investments                 (.09)    (.01)       -         -        -        -
Total Distributions                   (.38)    (.61)    (.60)     (.59)    (.63)    (.61)
Net asset value, end of period       13.42    13.73    13.44     13.18    13.12    11.84
-----------------------------------------------------------------------------------------
Total Return (%)                       .84b    6.76     6.67      5.10    16.47     (.60)
-----------------------------------------------------------------------------------------
Ratios/Supplemental Data (%):
Ratio of expenses to average
  net assets                           .80b     .80      .80       .80      .48        -
Ratio of net investment income
  to average net assets               4.30b    4.35     4.52      4.52     4.93     5.19
Decrease reflected in above
  expense ratios due to
  understakings by the Manager         .12b     .13      .13       .31      .62     1.39
Portfolio Turnover Rate              13.39c   26.03    23.94     53.83     5.07    20.13
Net Assets, end of period
  ($ x 1,000)                       74,291   73,963   64,928    50,372   40,079   22,599

a From December 16, 1993 (commencement of operations) to November 30, 1994. b Annualized.
c Not annualized.
See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Pennsylvania Intermediate Municipal Bond Fund (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified open-end management investment company. The fund's investment objective is to provide investors with as high a level of current income exempt from Federal and Pennsylvania income taxes as is consistent with the preservation of capital. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. Premier Mutual Fund Services, Inc. is the distributor of the fund's shares, which are sold to the public without a sales charge.

The fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (excluding options and financial futures on municipal and U.S. treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no trans-

                                                                    The Fund  15
actions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Under the terms of the custody agreement, the fund received net earnings credits of $3,427 during the period ended May 31, 1999 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $600 million redemption credit facility (the "Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund at rates based on prevailing market rates in effect at the time of borrowings. During the period ended May 31, 1999, the fund did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions
With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .60 of 1% of the value of the fund's average daily net assets and is payable monthly. The Manager had undertaken through May 31, 1999 to reduce the management fee paid by the fund, to the extent that the fund's aggregate annual expenses, exclusive of taxes, brokerage, interest on borrowings, commitment fees and extraordinary expenses, exceed an annual rate of
 .80 of 1% of the value of the fund's average daily net assets. The reduction in management fee, pursuant to the undertaking, amounted to $43,132 during the period ended May 31, 1999.

(b) Under the Shareholder Services Plan, the fund reimburses Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, an amount not to exceed an annual rate of .25 of 1% of the value of the fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholders accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquires regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended May 31, 1999, the fund was charged $34,800 pursuant to the Shareholder Services Plan.

                                                                    The Fund  17

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended May 31, 1999, the fund was charged $16,773 pursuant to the transfer agency agreement.

(c) Each trustee who is not an "affiliated person" as defined in the Act receives from the fund an annual fee of $1,000 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

(d) A 1% redemption fee is charged and retained by the fund on shares redeemed within fifteen days of their issuance, including redemptions through the use of the fund's exchange privilege. During the period ended May 31, 1999, redemption fees retained by the fund amounted to $2.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended May 31, 1999, amounted to $10,874,691 and $9,850,782, respectively.

At May 31, 1999, accumulated net unrealized appreciation on investments was $2,122,687, consisting of $2,510,159 gross unrealized appreciation and $387,472 gross unrealized depreciation.

At May 31, 1999, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTES

For More Information


Dreyfus
Pennsylvania
Intermediate
Municipal Bond Fund
200 Park Avenue
New York, NY 10166

Manager

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

The Bank of New York
90 WashingtonStreet
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940

Distributor

Premier Mutual Fund Services, Inc.
60 State Street
Boston, MA 02109



To obtain information:

By telephone
Call 1-800-645-6561

By mail  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

By E-mail  Send your request
to info@dreyfus.com

On the Internet  Information
can be viewed online or
downloaded from:
http://www.dreyfus.com



(C) 1999 Dreyfus Service Corporation      105SA995